RiverSource®
Variable Universal Life 6 Insurance v3
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
Summary Prospectus for New Investors
May 1, 2025
This Summary Prospectus summarizes key features of the RiverSource Variable Universal Life 6 Insurance v3 (the Policy). Before you invest, you should also review the prospectus for the Policy, which contains more information about the Policy’s features, benefits, and risks. You can find this document and other information about the Policy online at riversource.com/lifeinsurance. You can also obtain this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourcesharholdercomms@ampf.com.
If you are a new investor in the policy, you may cancel your policy within 10 days of receiving it without paying penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 1

2 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Eligible Accounts: The following Indexed Accounts are the Eligible Accounts:
•
S&P 500 1-Year Point-to-Point
•
S&P 500 1-Year Point-to-Point Spread/No Cap
Policy Value in the Eligible Accounts is used to determine if, upon any Segment Maturity Date, changes to Segment maturity reallocations are needed due to outstanding indexed loan Indebtedness.
Fixed Account: The portion of the Policy Value held in our general investment account, not including the Loan Collateral Account, that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that has the ability to earn interest based on a change in the value of one or more designated indexes.
Indexed Loan Base Account: The Indexed Loan Base Account will be the S&P 500 1 Year Point-to-Point Indexed Account. Policy value is transferred/reallocated from the Fixed Account, Subaccounts and/or other Indexed Accounts to the Indexed Loan Base Account to ensure that the value in the Indexed Accounts is greater than Indebtedness when an indexed loan is in effect. As a result, this account receives any applicable transfer amounts due to the following when an indexed loan is in effect:
•
Indexed loan reallocation of Segment maturity values.
•
Indexed loan transfer of Policy Value at Policy Anniversary.
Policy value transfer/reallocated for this reason will first be applied to the corresponding Interim Account, moved into Segments on the next Segment Start Date and will receive indexed interest on the Segment Maturity Date as any other transfer to the Indexed Account.
Ineligible Accounts: The Subaccounts, the Fixed Account and/or Indexed Accounts that are not designated as Eligible Accounts.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Loan Collateral Account: The portion of the Policy Value held in our general investment account that reflects amounts transferred from the Subaccounts, the Fixed Account and/or the Indexed Accounts as collateral when a fixed loan is taken, or any interest accrued and not paid when it is due on such loan.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 3

Minimum Initial Premium: The premium amount used to determine if the Minimum Initial Premium Guarantee is in effect. The Minimum Initial Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified amount and death benefit option.
Minimum Initial Premium Period: The maximum duration the Minimum Initial Premium Guarantee can be in effect if all requirements are met. The Minimum Initial Premium Period is shown under Policy Data.
Minimum Initial Premium Guarantee(MIPG): A feature of the policy guaranteeing that the policy will remain in force over the Minimum Initial Premium Guarantee Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit equal to the current death benefit divided by the guaranteed interest rate factor shown under Policy Data minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.
No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee Period: The maximum duration the NLG can be in effect if the premium payment requirements are met. The No-Lapse Guarantee Period for the NLG is shown under Policy Data and depends on the Insured’s Insurance Age.
No-Lapse Guarantee Premium: The premium amount used to determine if the NLG is in effect. The NLG Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified Amount and death benefit option.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Partial Surrender: The withdrawal of an amount of the Policy Value that is less than the full Cash Surrender Value. Sometimes we refer to a Partial Surrender as a withdrawal.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insured.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value plus the values of the Indexed Account(s), including the value in each Indexed Account’s corresponding Interim Account, plus the value of the Loan Collateral Account.
Proceeds: The amount payable under the policy as follows:
•
Upon death of the Insured prior to the date the Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit option in effect as of the date of the Insured’s death, minus any Indebtedness.
•
Upon death of the Insured on or after the Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—
the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
—
the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary.
•
On Full Surrender of the policy, the Proceeds will be the Cash Surrender Value.
Risk Classification: A group of insureds that RiverSource Life expects will have similar mortality experience.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120 Policy Anniversary. If death benefit

4 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in
Good Order. On the other hand, if we receive your transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Variable Account: RiverSource Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 5

Key Information Table
Important Information You Should Consider About the Policy
	FEES AND EXPENSES			Location in Statutory Prospectus
Charges for Early Withdrawals
If you surrender your policy for its full Cash Surrender Value, or the policy
Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount, you will incur a Surrender Charge. The
Surrender Charges are set based on various factors such as the
Insured’sInsurance Age(or Attained Insurance Age at the time of a requested increase in the Specified Amount),Risk Classification, and the
number of years the policy has been in force (or for the number of years from the effective date of an increase in the Specified Amount).
The maximum initial Surrender Charge rate that would be charged on any policy would be $57.00 per $1,000 of Initial Specified Amount. Therefore,
if a Full Surrender occurs on a policy that was issued with a $1,000,000
Initial Specified Amount, the maximum initial Surrender Charge would be
$57,000 which is $ 57.00 times $1,000,000 divided by 1,000.
The Surrender Charges are shown under the Policy Data page of your policy.
				Fee Tables Transaction Fees Base Policy Charges
Transaction Charges
In addition to Surrender Charges, you may also incur charges on other transactions, such as a premium expense charge, partial surrender charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Accelerated Benefit Rider for
Terminal Illness and the Overloan Protection Benefit.
				Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to Surrender Charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the following riders if they are elected as optional benefits available under the policy: Accidental Death Benefit Rider, Children’s Insurance
Rider, Waiver of Monthly Deduction Rider, Waiver of Premium Rider,
Accounting Value Increase Rider, AdvanceSource Accelerated Benefit Rider
- CI and AdvanceSource Accelerated Benefit Rider - LTC. Such fees and expenses are set based on various factors such as the Insured’sRisk
Classification,Insurance Age, sex and the number of years the policy is in force. You should review the rates, fees and charges under the Policy Data page of your policy.
You will also bear expenses on the Policy Value in Indexed Accounts at an annual rate of 0.60% applied monthly.
If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.
You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:
				Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.25	1.32
	(1) As a percentage of Fund assets.
	RISKS
Risk of Loss
You can lose money by investing in this policy including loss of principal.
Even though Policy Value in an Indexed Account is subject to a guaranteed minimum interest rate greater than or equal to zero, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums and/or transfers of Policy Value you’ve paid or allocated into the Indexed Account(s).
				Principal Risks of Investing in the Policy

6 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

	RISKS	Location in Statutory Prospectus
Not a Short-Term Investment
The policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years.
During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy.
Each investment option (including the Fixed Account and the Indexed
Accounts) has its own unique risks.
You should review the investment options before making an investment decision.
If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.
Principal Risks of Investing in the Policy The Variable Account and the Funds
Insurance Company Risks
An investment in the policy is subject to the risks related to RiverSource
Life Insurance Company. Any obligations (including under the Fixed
Accountand the Indexed Accounts) or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource
Life’s claims-paying ability. If RiverSource Life experiences financial distress, RiverSource Life may not be able to meet their obligations to you.
More information about RiverSource Life, including their financial strength ratings, is available by contacting RiverSource Life at 1-800-862-7919.
Additional information regarding the financial strength of RiverSource Life can be accessed at: strengthandsoundness.com.
Principal Risks of Investing in the Policy The General Account
Policy Lapse
Insufficient premium payments, fees and expenses, poor investment performance, full and partial surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed.
Your policy may not Lapse if the No Lapse Guarantee or the Minimum Initial
Premium Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.
Keeping the Policy in Force

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 7

	RESTRICTIONS	Location in Statutory Prospectus
Investments
•We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
• The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
• On the Insured’sAttained Insurance Age 120 anniversary, any Policy
Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
• You may only transfer into and out of the Fixed Account on a Policy
Anniversary, unless you automate such transfers.
• Restrictions into and out of the Indexed Accounts apply.
• We reserve the right to close, merge or substitute Funds as investment options.
• We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the Securities and
Exchange Commission.
• We generally limit purchase payments in excess of $1,000,000.
• We reserve the right to add, remove or change one or more of the
Indexed Account options. If an Indexed Account is removed, Policy Value in a Segment of that Indexed Account will remain there until the end of the Segment Term unless the Policy Value is removed to satisfy monthly deduction requirements or as required to make a loan or surrender.
• We reserve the right to substitute an index at any time if an index is discontinued, we no longer have the right to use the index, there is a substantial change in the calculation of an index, or costs associated with using the index become excessive.
• Certain deductions from an Indexed Account segment prior to the segment maturity date will trigger a transfer restriction period that restricts Policy Value transfers to Indexed Accounts for a 12-month period. See “Transfer Restriction Period – Indexed Accounts.”
• Policy holders may only transfer Policy Value in an Indexed Account
Segment to another investment option at the end of a Segment Term.
See “Indexed Accounts.”

Transfers Among
the Fixed
Account, Indexed
Accounts and
Subaccounts
Substitution of
Investments
Optional
Benefits —
Investment
Allocation
Restrictions for
Certain Benefit
RidersTransfer
Restriction
Period — Indexed
AccountsIndexed
Accounts

8 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Optional Benefits
•Accelerated Benefit Rider for Terminal Illness (ABRTI): The Insured
must be diagnosed as terminally ill as defined in the rider to exercise the benefit of this rider.
• Accidental Death Benefit Rider (ADB): The ADB is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The ADB has termination dates prior to the termination date of the base policy. The ADB will only pay the additional accidental death benefit if the Insured's death is caused by accidental injury prior to the
Insured's Attained Insurance Age 70 Policy Anniversary and the death must occur within 90 days of the accidental injury to be considered for the accidental death benefit.
• Automatic Increase Benefit Rider (AIBR): The AIBR is only available at policy issuance. The AIBR is not available for all Insurance Ages or Risk
Classifications that would be Insured under the base policy. The AIBR has termination dates prior to the termination date of the base policy.
• Children's Insurance Rider (CIR): The CIR is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The CIR has a termination date prior to the termination date of the base policy. The CIR provides death benefit Proceeds on someone other than the Insured of the base policy.
• Waiver of Monthly Deduction Rider (WMD): The WMD is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WMD has termination dates prior to the termination date of the base policy. The Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Waiver of Premium Rider (WP): The WP is not available for all Insurance
Ages or Risk Classifications that would be Insured under the base policy. The WP has termination dates prior to the termination date of the base policy. The Insured must be totally disabled for 180 days or longer prior to the Insured's Attained Insurance Age65Policy Anniversary to
claim benefits.
• AdvanceSource Accelerated Benefit Rider - for Chronic
Illiness (ASR-CI): The ASR-CI is only available at policy issuance. The
ASR-CI is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. Benefits under the rider will only be paid if the Insured is classified as Chronically Ill, as defined in the rider, for at least 90 days. Benefits will not be provided under this rider during the first six months for qualified long-term care services received by the Insured due to a pre-existing condition.
• AdvanceSource Accelerated Benefit Rider for Long Term Care
(ASR-LTC): The ASR-LTC is only available at policy issuance. The ASR-LTC is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. Benefits under the rider will only be paid if the Insured is classified as Chronically Ill, as defined in the rider, for at least 90 days. Benefits will not be provided under this rider during the first six months for qualified long-term care services received by the
Insured due to a pre-existing condition.
• Overloan Protection Benefit ("OPB"): The benefit can only be exercised if the death benefit option 1 is in effect and the policy has been in force at least 15 years and is not in the grace period.
Additional Information About Optional Benefits

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 9

	RESTRICTIONS	Location in Statutory Prospectus
Optional Benefits continued
•Policy Loans: Loans provide access to the Policy Value without possible taxes (non-MEC policies only) and charges associated with a withdrawal.
Outstanding Indebtedness reduces the policy Cash Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will
Lapse. The Proceeds payable upon death of the Insured are reduced by
Indebtedness. A loan may also cause the NLG or Minimum Initial
Guarantee to terminate. The following two loan types are available. Only one loan type can be in effect at any time.
 • Fixed Loans: When a fixed loan is taken or a fixed loan interest is payable, an amount equal to the loan or loan interest will be transferred from the Subaccounts,Fixed Account and/or Indexed
Account(s) to the Loan Collateral Account where it earns a fixed interest rate. The minimum loan amount is $500. The maximum loan amount is up to 90% of the Policy Value less Surrender Charges.
 • Indexed Loans: When an indexed loan is taken there is no transfer of
Policy Value from the Subaccounts,Fixed Account and/or Indexed
Account(s) to the Loan Collateral Account. Instead,Policy Value in the
Indexed Accounts is used as collateral for the loan and earns the applicable indexed interest. However, to ensure there continues to be enough Policy Value in the Indexed Accounts to serve as loan collateral, there will be transfers of Policy Value or changes to
Segment maturity reallocations to Indexed Loan Base Account for the following situations:
   • If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
   • If, on any Indexed Account Segment Maturity Date, the amount of
Indebtedness exceeds the Policy Value in the Eligible Accounts, we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base
Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the
Eligible Account(s).
Any transfers due to loans are not subject to the policy’s minimum transfer amounts and do not count towards the maximum number of transfers per year from the Subaccounts. The minimum loan amount is $500. The maximum amount is the lesser of: 90% of the policy value less surrender charges or the sum of the value of the Indexed Account(s).

TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If you purchased the policy through a tax-qualified plan, there is no additional tax deferral benefit under the policy.
• Earnings under your policy are taxed at ordinary income tax rates when withdrawn.
• If your policy is a modified endowment contract, you may have to pay a
10% tax penalty if you take a withdrawal of earnings before age 59½.
Taxes

10 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

	CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
In general, we pay selling firms and their sales representatives’
compensation for selling the policy.
In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.
Distribution of the Policy
Exchanges
If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
For additional information, see 1035 exchanges under Other Tax Considerations

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 11

Overview of the Policy
Purpose
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. This policy may be appropriate for you if you have a long investment time horizon and the policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the policy’s variable investment options.
We pay death benefit Proceeds to the chosen Beneficiary when the Insured person under the policy dies. You tell us how much life insurance coverage you want. We call this the “Specified Amount” of insurance. Death benefit Proceeds may be increased by any additional death benefit you have elected, and will be decreased by any outstanding policy loans and loan interest.
Premiums
In applying for your policy, you decide how much you intend to pay and how often you will make any additional payments.
The policy also includes No-Lapse Guarantee benefits, which, subject to certain requirements being met, guarantees the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction.
You will choose a Scheduled Premium at the time of application. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the No-Lapse Guarantee rider in effect.
You may also make unscheduled premium payments at any time and in any amount of at least $25.
We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured’s Attained Insurance Age 120.
Grace Period – If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the No-Lapse Guarantee nor the Minimum Initial Premium Guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Your policy will Lapse if you do not pay the premiums needed to maintain coverage. In that case, we will not pay a death benefit. See “No Lapse Guarantee” under “Keeping the Policy in Force” section below.
Allocation of Premiums
Until the Policy Date, we hold premiums, if any, in the Fixed Account and we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
You may direct your Net Premiums or transfers to:
•
A Fixed Account,
•
Indexed Accounts, or
•
Subaccounts that invest in underlying Funds.
A complete list of underlying Funds available under the policy can be found in Appendix A:Funds Available Under the Policy. A complete list of the Indexed Accounts available under the policy can be found in the statutory prospectus - Appendix E:Indexed Accounts Available Under the Policy.
Policy Features
•
Flexibility. The policy is designed to be flexible. While the Insured is living, you, as the Owner of the policy, may exercise all of the rights and options described in the policy. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your Policy Value or premium will be added to the Specified Amount when determining Proceeds payable to the Beneficiary upon the Insured’s death, (5) add or delete certain other optional benefits that we make available by rider to your policy, as permitted, and (6) transfer of Policy Value among investment options (Policy holders may only transfer Policy Value in an Indexed Account Segment to another investment option at the end of a Segment Term. See “Indexed Accounts.”).
•
Accessing Your Money. At any time while the policy is in force, you may fully surrender your policy in return for its Cash Surrender Value. A Full Surrender will terminate your policy and it cannot be reinstated. At any time after the first policy year, you may partially surrender your policy’s Cash Surrender Value. A Partial Surrender must be at least

$500.Partial Surrenders will also reduce your Policy Value and death benefit and will increase your risk of Lapse.Full Surrenders may be subject to Surrender Charges and Partial Surrenders are subject to surrender processing fees. Since indexed interest is only credited on Segment Maturity Date, upon Full Surrender any Policy Value in the Segment of an Indexed Account will not receive any indexed interest. Upon a Partial Surrender, a Segment will be credited indexed interest on a Segment Maturity Date on any Policy Value that is removed from the Segment due to the Partial Surrender but only for the number of full months that Policy Value was in the Segment.
•
Death Benefit Options. You must choose between death benefit Option 1, Option 2 or Option 3 at the time of your application. After choosing a death benefit option, you may change it at any time prior to the Insured's Attained Insurance Age 120 Policy Anniversary.
•
Death Benefit Option 1: Provides for a death benefit that is equal to the greater of (a) the Specified Amount and (b) a percentage of Policy Value. The percentage is equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
•
Death Benefit Option 2: Provides for a death benefit that is equal to the greater of (a) the Specified Amount plus the Policy Value and (b) a percentage of Policy Value. The percentage is equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
•
Death Benefit Option 3: Provides for a death benefit that is equal to the greater of (a) the lesser of (i) the Specified Amount plus premiums paid, less partial surrenders and any Partial Surrender fees, or (ii) the Death Benefit Option 3 Limit shown in your Policy Data pages; and (b) a percentage of Policy Value. The percentage is equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.
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Loans. There are two types of policy loans available to you: fixed loans and indexed loans. Only one loan type can be in effect at any time. The minimum loan you may take is $500 or the maximum loan amount, if less. Generally, policy loans allow you to access Policy Value without the possible taxes (non-MEC policies only) and surrender charges associated with a withdrawal. Taking a loan may have adverse tax consequences, will reduce the Proceeds payable upon death of the Insured, will increase your risk of Lapse and you may need to make additional premium payments or loan repayments to maintain the no-lapse feature. You may repay all or part of a loan at any time. See “Federal Taxes” for more information.
Fixed loans
You may take a fixed loan from your policy at any time. The maximum fixed loan amount you may take is equal to 90% of the Cash Surrender Value. We charge loan interest on a fixed loan at a rate not to exceed 3% in policy years 1-10 and 1.25% in policy years 11+. When you take a fixed loan, we transfer Policy Value from your investment options in an amount equal to your loan and hold that part of your Policy Value in the Loan Collateral Account as loan collateral. As a result, loan collateral backing a fixed loan does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. It does, however, receive daily interest credited at a 1% annual rate.
Indexed loans
You may take an indexed loan any time after the date shown under the Policy Data page of your Policy. The maximum indexed loan amount you may take is the lesser of 90% of the Cash Surrender Value or the total account value in the Indexed Accounts (including Interim Accounts). We charge loan interest on an indexed loan at a rate not to exceed 8% in all policy years.
When you take an indexed loan, no Policy Value is transferred to the Loan Collateral Account. As a result, loan collateral backing an indexed loan remains in the Indexed Accounts and continues to be credited any applicable indexed interest. There is no guarantee that this rate will be greater than the loan interest charged and could be zero.
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Tax Treatment. The policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the Beneficiary. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. The tax treatment of policy loans and distributions may vary depending on whether the policy is a modified endowment contract. Neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.
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Optional Benefit Riders: The policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the policy at an additional cost. These riders include:
•
Riders that increase the amount payable upon your death or the death of a family member (i.e., Accidental Death Benefit rider, Children’s Insurance Rider and the Automatic Increase Benefit rider).
•
Riders that help prevent your policy from lapsing (i.e., Overloan Protection Benefit, Waiver of Premium rider and Waiver of Monthly Deduction rider).
•
Riders that provide for payment of all or part of the death benefit in installment payments prior to the death of the insured(i.e AdvanceSource Accelerated Benefit Rider for Chronic Illness and AdvanceSource Accelerated Benefit Rider for Long-Term Care).

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Riders that provide for payment of part of the death benefit prior to the death of the insured(i.e. Accelerated Benefit Rider for Terminal Illness. Charges will be incurred upon exercise of this benefit.)
•
Rider that provides a partial waiver of the Surrender Charge upon a Full Surrender(i.e., Accounting Value Increase rider).
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Additional “Standard” Riders, Features and Services. Additional riders, features and services under the policy are summarized below. There are no additional charges associated with these features and services.
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Automated Transfers. This feature allows you to automatically transfer Policy Value from either a Subaccount or the Fixed Account to one or more Subaccounts and the Indexed Accounts on a regular basis. Via automated transfers you can take advantage of a dollar cost averaging strategy where you invest in one or more Subaccounts on a regular basis, for example monthly, instead of investing a large amount at one point in time. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by the fluctuations in the value of the underlying Fund.
•
Asset Rebalancing. The automatic rebalancing feature automatically rebalances your Policy Value in the Subaccounts to correspond to your premium allocation designation. Asset rebalancing does not count towards the number of free transfers per Policy year.
•
No-Lapse Guarantee. Guarantees the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect so long as certain premium payment requirements are met.
•
Policy Value Credit. We may periodically apply a credit to your Policy Value.

Standard Death Benefits
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Specified Amount; or
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a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Policy Value plus the Specified Amount; or
•
a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.
the lesser of:
•
the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•
the Death Benefit Option 3 Limit shown under Policy Data; or
2.
a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.

Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$5,000	$5,000	$5,000
Premiums paid	$4,000	$4,000	$4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$8,000	$8,000	$8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$3,000	$3,000	$3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the Insured’s Attained Insurance Age 120Policy Anniversary, the death benefit amount will be the greater of:
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•
Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•
Charges for the optional Waiver of Monthly Deduction rider will increase.
•
The Minimum Initial Premium and the NLG premiums will increase.
•
Charges for certain optional insurance benefits may increase.

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The administrative charge will increase.
•
The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG or the Minimum Initial Premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount,(2),(3) subject to all the following limitations:
•
Only one decrease per policy year is allowed.
•
We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•
After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy. The minimum amounts shown in the policy are:
•
In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•
In policy years 6-10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•
In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•
In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$75,000
Current Specified Amount before reduction:		$200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Minimum Specified Amount after reduction		$125,000
A decrease in Specified Amount will affect your costs as follows:
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Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•
The monthly deduction for the WMD will decrease.
•
If there is a decrease in the policy Specified Amount that results in the ASR Specified Amount to be greater than the new policy Specified Amount, the ASR Specified Amount will be Automatically decreased to equal the policy Specified Amount.
•
If there is a requested decrease in the policy Specified Amount, the AIBR would terminate.
•
The Minimum Initial Premium and the NLG premiums will decrease.
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The administrative charge will not change.
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The Surrender Charge will not change.

We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
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First from the initial Specified Amount when the policy was issued, and
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Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount. We will eliminate the Risk Classification applicable to the most recent increase in the Specified Amount first, then the Risk Classification applicable to the next most recent increase, and so on.
If you have the AdvanceSource Rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource Rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit. AdvanceSource Rider has a different name in some jurisdictions. (See Appendix C.)

Other Benefits Available Under the Policy
In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Accelerated Benefit Rider for Terminal Illness (ABR-TI)	The ABR-TI allows the Owner to withdraw part of the death benefit if the Insured becomes terminally ill.	Optional
Death benefit can only be accelerated if
the Insured is diagnosed as terminally ill
as defined in the rider.
• The accelerated benefit creates a lien
against the policy’s death benefit and
interest will be added to the lien as it
accrues.
• At the Insured’s death, the policy’s
Beneficiary would receive only the
death benefit remaining after the lien
has been deducted.

Accidental Death Benefit (ADB)	The ADB rider provides for an additional death benefit if the Insured’s death is caused by accidental injury prior to the Attained Insurance Age70Policy Anniversary.	Optional
ADB is available for Insureds Issue Ages
5-65.
• ADB will only pay the additional
accidental death benefit if the
Insured's death is caused by
accidental injury prior to the Insured's
Attained Insurance Age70Policy
Anniversary.
• Death must occur within 90 days of
the accidental injury to be considered
for the accidental death benefit.

Automatic Increase Benefit Rider (AIBR)
The AIBR provides for an increase in the
Specified Amount on each Policy
Anniversary without evidence of
insurability. The amount of the increase
will be based on a percentage of the
Specified Amount in effect at the time of
the increase. The percent is chosen by
you at the time of application.
Optional
AIBR is only available at issue.
• AIBR is available to Insureds Issue
Ages 0–60.
• AIBR cannot be added to policies with
an Insured that has a substandard
Risk Classification.
• The automatic increase percent
cannot be changed once the policy
has been issued.
• The lifetime maximum amount of all
automatic increases combined is
$750,000.
• The AIBR will terminate at the earlier
of:
• The Insurance Attained Insurance Age
65Policy Anniversary, or
• The date the lifetime maximum of
$750,000 is reached, or
• The date the policy owner rejects an
automatic increase, or
• The date the policy owner requests a
decrease in the Specified Amount,
(Partial Surrenders and death benefit
option changes that result in a
decrease in Specified Amount do not
cause the rider to terminate), or
• When the policy owner requests to
have the rider removed, or
• The date the policy terminates for any
reason.

18 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Children’s Insurance Rider (CIR)	The CIR provides level term coverage on each eligible child.	Optional
CIR is available for Insureds Issue Ages
16-60.
• CIR provides insurance on the
Insured's children ages 15 days to
19 years at issue and any children
born after issue and prior to the
Insured's Attained Insurance Age65
Policy Anniversary.
• Coverage on a child will expire on the
earlier of the child's 22nd birthday or
the Insured's Attained Insurance Age
65Policy Anniversary.

Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance Indebtedness exceeding the Policy Value when certain conditions are met.	Optional
OPB can only be exercised if the death
benefit option 1 is in effect.
• The policy must be in force for at
least 15 years before the OPB can be
exercised.
• The policy may not be in the grace
period to exercise the OPB.
• Upon exercise, any outstanding
indexed loan will be changed to a
fixed loan, and no additional indexed
loans will be permitted.

Waiver of Monthly Deduction (WMD)	Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled for a period of 180 consecutive days when certain requirements are met.	Optional
WMD is available for Insureds Issue
Ages 20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Monthly deductions will be waived for
a limited period of time if total
disability begins on or after the
Insured's Attained Insurance Age60
Policy Anniversary but before the
Insured's Attained Insurance Age65
Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 19

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Waiver of Premium (WP)
The WP rider provides that if the Insured
becomes totally disabled and total
disability continues for a period of 180
consecutive days,RiverSource Life will
add to the Policy Value the specified
premium as shown on the Policy Data
page, or waive the monthly deduction for
the policy, whichever is higher.
Optional
WP is available for Insureds Issue Ages
20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Benefits will be applied for a limited
period of time if total disability begins
on or after the Insured's Attained
Insurance Age60Policy Anniversary
but before the Insured's Attained
Insurance Age65Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional
AVIR is only available at issue.
• This rider is only available in limited
situations, determined at time of
underwriting.
• Surrender Charges will not be waived
if the policy is being surrendered in
exchange for a new insurance policy
or contract.

20 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI)	ASR-CI provides a rider payment to the Insured, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional
ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Upon notice of claim, any outstanding
indexed loan will be changed to a
fixed loan.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or Indexed Accounts, partial
surrenders, a change from a fixed
loan to an indexed loan and
additional policy loans.
• The ASR does not include inflation
projection coverage.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 21

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC)	ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional
ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1 or death
benefit option 2.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Upon notice of claim, any outstanding
indexed loan will be changed to a
fixed loan.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or Indexed Accounts, partial
surrenders, a change from an indexed
loan to a fixed loan, and additional
policy loans.
• The ASR does not include inflation
projection coverage.

22 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers
Automated transfer arrangements allow
you to set up periodic transfers at a set
interval (i.e. monthly, quarterly, etc.)
from one investment option to one or
more investment option(s) under the
policy.
Standard
Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• The Indexed Accounts may not be
used as the source of funds for any
automated transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 23

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Dollar-Cost Averaging (DCA)
A DCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under a DCA
arrangement, since you invest the same
amount each period, you automatically
acquire more units when market values
fall, fewer units when it rises. The
potential effect is to lower your average
cost per unit. There is no charge for
DCA.
Standard
Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

Special Dollar-Cost Averaging (SDCA)
An SDCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under an SDCA
arrangement, net Premiums and/or
Policy Value is allocated to the SDCA
portion of the Fixed Account. These
amounts are then subsequently
transferred, on a monthly basis and over
a 12-month period, to accounts
according to the premium allocation
currently in effect at the time of each
transfer. The potential effect of this
option is that it may allow you to lower
your average cost per unit. There is no
charge for SDCA.
Standard
The Fixed Account is the source of
funds.
• The minimum SDCA transfer amount
is $50.
• If an SDCA transfer amount is
allocated to one or more
Subaccounts, you may not make a
transfer from those Subaccounts
back to the Fixed Account until the
next Policy Anniversary.

Asset Rebalancing
The asset rebalancing feature
automatically transfers Policy Value
between Subaccounts at set intervals
(i.e. monthly, quarterly, etc.) to
correspond to your chosen allocation
percentages among Subaccounts.
Standard
The Policy Value reallocated must be at
least $2,000 at the time the asset
rebalancing is set up.
• Asset rebalancing does not apply to
Policy Value in the Fixed Account.
• Asset rebalancing must occur
quarterly, semiannually or annually.
• You must allow 30 days for us to
change any asset rebalancing
instructions that currently are in
place.

24 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
No-Lapse Guarantee (NLG)
The No-Lapse Guarantee provides that
during the NLG period (the later of the
Insured’s Attained Insurance Age75
Policy Anniversary or 10 years from the
Policy Date) the policy will not Lapse
even if the Cash Surrender Value is
insufficient to pay the monthly
deduction as long as required premiums
have been paid.
Standard
To maintain the NLG, the sum of
premiums paid (minus any Partial
Surrenders and Partial Surrender
charge, and minus any Indebtedness)
must be at least equal to the total
required NLG premium at all times.
• If, on a Monthly Date, sufficient
premiums have not been paid to
maintain the NLG, this provision will
no longer be in effect and the policy
will enter the grace period if the Cash
Surrender Value is insufficient to pay
the monthly deduction on the Monthly
Date.
• The NLG may be reinstated within two
years of termination if the policy is in
force, provided sufficient premiums
are paid.
• The NLG automatically terminates at
the later of the Insured’s Attained
Insurance Age75Policy Anniversary,
or 10 years from the Policy Date.
• A change in the Specified Amount, a
change in the death benefit option,
the addition, deletion, or change of
any rider, and/or a change in the
Insured’s Risk Classification may
impact the NLG feature and may
require the payment of additional
premium to maintain the NLG.

Fixed Loan
A fixed loan provides access to the
Policy Value. When a fixed loan is taken
or fixed loan interest is payable, an
amount equal to the loan or loan
interest will be transferred from the
Subaccounts,Fixed Account and/or
Indexed Account(s) to the Loan
Collateral Account where it earns a fixed
interest rate.
Standard
The minimum amount is $500. The
maximum loan amount is up to 90% of
the Policy Value less Surrender Charges.
• Only one loan type may be in effect at
any time.
• Loan repayments must be at least
$25 and identified by you as loan
repayments.
• Loan repayments will follow the
premium allocation percentages in
effect at the time of the repayment.
• Any loan that removes Policy Value
from any of the Indexed Account(s)
(including the Interim Account(s)) will
cause a transfer restriction period to
begin.
• Outstanding Indebtedness reduces
the policy Cash Surrender Value. If
the loan causes the Cash Surrender
Value to drop to zero, the policy will
Lapse. The Proceeds payable upon
death of the Insured are reduced by
Indebtedness. A loan may also cause
the NLG or Minimum Initial Guarantee
to terminate.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 25

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Indexed Loan
An indexed loan provides access to the
Policy Value. When an indexed loan is
taken there is no transfer of Policy Value
from the Subaccounts, the Fixed
Account and/or Indexed Account(s) to
the Loan Collateral Account.
Instead,Policy Value in all the Indexed
Account(s) is used as collateral for the
loan and earns the applicable indexed
interest rate.
Standard
The minimum amount is $500. The
maximum loan amount is the lesser of:
1) 90% of the Policy Value less
Surrender Charges, or
2) the sum of the value of the
Indexed Account(s).
• Only one loan type may be in effect at
any time.
• Loan repayments must be at least
$25 and identified by you as loan
repayments.
• Loan repayments will follow the
premium allocation percentages in
effect at the time of the repayment.
• Indexed loans are not allowed
beginning with the Insured’s Attained
Insurance Age120Policy Anniversary
and any indexed loan in effect at that
time will be changed to a fixed loan.
• Outstanding Indebtedness reduces
the policy Cash Surrender Value. If
the loan causes the Cash Surrender
Value to drop to zero, the policy will
Lapse. The Proceeds payable upon
death of the Insured are reduced by
Indebtedness. A loan may also cause
the NLG or Minimum Initial Guarantee
to terminate.

Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Accelerated Benefit Rider for Terminal Illness (ABRTI). If the Insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
Example:
John Doe purchases a policy with a $400,000 specified amount and the Accelerated Benefit Rider for Terminal Illness (ABR-TI). John receives a terminal illness diagnosis as defined in the policy. He elects to receive an advance of the death benefit under the ABR-TI. At that time, there are no outstanding loans on the policy and the specified amount is $400,000. He elects to receive the maximum lump sum amount available to be accelerated which is 50% x $400,000 = $200,000. A one time administrative charge equal to $500 will be paid to us using an additional accelerated benefit and increasing the total accelerated benefit. The total accelerated benefit will create a lien against the policy that will be charged interest as described in the policy. The interest charged will be paid by additional accelerated benefits and will be added to the total accelerated benefit. The policy's proceeds payable to the beneficiary at the time of John's death will be the base policy death benefit less the total accelerated death benefit.
Accidental Death Benefit Rider (ADB). ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
Example:
John Doe purchases a base policy with a $400,000 Specified Amount and includes an Accidental Death Benefit (ADB) rider with an accidental death benefit equal to $100,000. Prior to John's Attained Insurance Age 70 Policy Anniversary, he dies within 180 days of an accidental injury and his death was a direct result of the accidental injury. The total Proceeds payable to the beneficiary will be $500,000 which is equal to the base policy Proceeds of $400,000 plus the accidental death benefit of $100,000.

26 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Automatic Increase Benefit Rider (AIBR). AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
Example:
John Doe purchases a base policy with a $400,000 specified amount and the Automatic Increase Benefit Rider (AIBR) of 5%. On the first policy anniversary, the specified amount will increase to $420,000 which is the original specified amount of $400,000 times 1.05. A similar increase will automatically occur on each policy anniversary and no evidence of insurability will be required. The maximum amount of each annual increase is $25,000 and the lifetime maximum of all annual increases combined is $750,000. Automatic increases will occur until the earlier of John's Attained Insurance Age 65 Policy Anniversary or the lifetime maximum increase is reached.
Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
Example:
Jane Doe purchases a base policy and the Children's Insurance Rider with a rider benefit amount equal to $8,000. John Doe is the insured of the base policy and Jane is the owner. All of John's children, as defined in the policy, are Insured under this rider. If a child of John's dies prior to the child's 22nd birthday and John's Attained Insurance Age 65 Policy Anniversary, the $8,000 rider benefit will be paid to Jane.
Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to any Indebtedness exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•
The policy has been in force for at least 15 years; and
•
The Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•
Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•
The Cash Surrender Value is sufficient to pay the exercise charge; and
•
The death benefit option in effect is option 1; and
•
The policy has not yet entered the grace period; and
•
The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and
•
No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•
The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A onetime charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.
The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.
Monthly deductions will no longer be taken.
3.
Partial Surrenders will no longer be available.
4.
Additional indexed loans will no longer be available.
5.
Any outstanding fixed loan will remain and any existing indexed loan will be changed to a fixed loan. Changes from a fixed loan to an indexed loan will not be permitted.
6.
Interest on the fixed loan will be charged at the current loan interest rate as shown under Policy Data.
7.
The NLG will no longer be in effect and cannot be reinstated.
8.
The death benefit option cannot be changed.
9.
Changes to the Specified Amount will no longer be allowed.
10.Any riders attached to the policy will terminate.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 27

Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:
John Doe purchases a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 16th policy year:
1.
John is Attained Insurance Age 80.
2.
Premiums paid to date equal $700,000.
3.
Partial Surrenders and Partial Surrender Charges amounting to $700,000 have been taken.
4.
The current Specified Amount is $800,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
5.
The Policy Value is $850,000.
6.
There is outstanding Indebtedness equal to $820,000.
7.
The death benefit is $892,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
8.
The Proceeds payable upon death of the Insured at this point in time would be $72,500 which is the death benefit of $892,500 minus the outstanding Indebtedness of $820,000.
At this point, John decides to exercise his OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
9.
No more premium payments are required, nor will premium payments be accepted.
10.
The policy will be assessed a one-time OPB exercise charge of $25,500 resulting in an updated Policy Value of $824,500.
11.
Outstanding Indebtedness remains at $820,000. Any indexed loan will be changed to a fixed loan, and no additional indexed loans may be taken.
12.
Fixed loan repayments will still be accepted.
13.
The new death benefit immediately after the exercise will be $865,725 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.
14.
The Proceeds payable upon death of the Insured would now be $45,725 which is the new death benefit of $865,725 minus the outstanding Indebtedness of $820,000.
Waiver of Monthly Deduction Rider (WMD). Under WMD, we will waive the monthly deduction for a period of time if the Insured becomes totally disabled.
In addition:
•
If total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary, the monthly deduction will be waived for a limited period of time; and
•
WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WMD for involuntary unemployment is not available in Florida or Montana.
Example:
John Doe purchases a base policy and the Waiver of Monthly Deduction rider. At Attained Insurance Age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for waiver of the monthly deductions under the rider. We will waive the monthly deduction of the policy, this rider and all other riders attached to the policy. For any month that the monthly deduction is being waived, any Minimum Initial Premium and No-Lapse Guarantee Premium for that month will be zero. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will waive monthly deductions until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Waiver of Premium Rider (WP). Under WP, if total disability begins before Attained Insurance Age 60 Policy Anniversary, prior to Attained Insurance Age 65 Policy Anniversary we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65 Policy Anniversary, we will waive the monthly deduction.

28 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

In addition, WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WP for involuntary unemployment is not available in Florida or Montana.
Example:
•
John Doe purchases a base policy and the Waiver of Premium rider with a $150 per month specified premium. At age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for benefits under the rider. As long as John remains totally disabled, prior to John's Attained Insurance Age 65 Policy Anniversary, we will add the greater of the WP specified premium or the monthly deduction to the Policy Value each month. After John's Attained Insurance 65 Policy Anniversary, we will add the monthly deduction to the Policy Value each month. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will continue to pay the rider benefit until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Accounting Value Increase Rider (AVIR). If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs. The percentage waived is shown in the table below.
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%
9+	0%
Please note the following about AVIR:
•
The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•
The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to partial surrenders.
•
Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.
Example:
John Doe purchases a base policy with a $400,000 Specified Amount and the Accounting Value Increase Rider (AVIR). John decides to do a Full Surrender in the sixth policy year when the Policy Value is $60,000 and the Surrender Charge is $7,000. Due to the AVIR, instead of paying the Surrender Charge of $7,000, we will waive 65%, or $4,550, resulting in an actual Surrender Charge of $2,450. Therefore, the final Proceeds payable upon Surrender would be $57,550 which is the $60,000 Policy Value minus the actual Surrender Charge of $2,450.
AdvanceSource Accelerated Benefit Riders
Key terms used in the AdvanceSource Accelerated Benefit Rider sections are describe below.
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI). ASR-CI provides a rider payment to the Accelerated Benefit Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-CI:
•
This rider is only available for policies purchased under the Option 1 death benefit.
•
This rider has a different name in some jurisdictions. (See Appendix B.)
•
Rider availability varies by jurisdiction. (See Appendix C.)
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the Accelerated Benefit Insured or to any individual authorized to act on behalf of the Accelerated Benefit Insured.
•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 29

•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-CI does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-CI may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness,Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
•
John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
11.Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
12.remaining amount to be accelerated; or
13.the maximum monthly benefit Limit.
When benefit payments begin, all Policy Value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers from the Fixed Account to the Subaccounts or the Indexed Accounts can be made during a period of coverage. Upon notice of claim, any outstanding indexed loan will be changed to a fixed loan, and no additional policy loans may be taken.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-CI the monthly benefit payment will be made to the Insured.
AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC). ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-LTC:
•
This rider is only available for policies purchased under the Option 1 or Option 2 death benefits.
•
Rider availability varies by jurisdiction. (See Appendix B.)
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to you or to any individual authorized to act on your behalf.
•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider, in a form satisfactory to us.
•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-LTC does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-LTC may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness,Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
•
John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
14.Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
15.remaining amount to be accelerated; or
16.the maximum monthly benefit Limit.

30 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

When benefit payments begin, all Policy Value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers from the Fixed Account to the Subaccounts or the Indexed Accounts can be made during a period of coverage. Upon notice of claim, any outstanding indexed loan will be changed to a fixed loan and no additional policy loans may be taken.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-LTC the monthly benefit payment will be made to the Insured.
Key terms for the AdvanceSource Accelerated Benefit Riders:
The following key terms are associated with the AdvanceSource Accelerated Benefit Riders:
Accelerated Benefit Insured: This person is the Insured of the policy to which an AdvanceSource rider(1) is attached.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in an AdvanceSource rider.(1)
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under an AdvanceSource rider.(1) This amount is chosen in your application for the rider and is shown in the “policy data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in an AdvanceSource rider.(1)
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.
Elimination Period: The number of days of Qualified Long-term Care Services that are required while an AdvanceSource(1) rider is in force before any benefit is available under this rider. The Elimination Period is shown in the “policy data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while the rider is in force. Benefits will not be retroactively paid for the Elimination Period. The Elimination Period may vary by state. Please see your rider for further details.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 31

the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider(1) for further details.
Monthly Benefit Payment: The amount paid for a calendar month of Qualified Long-term Care Services.
Monthly Benefit Percent: The percentage of the specified amount used to determine the maximum Monthly Benefit Payment under the AdvanceSource Rider. The percentage (1%, 2% or 3%) is elected at issue and shown in the “policy data” section of the policy.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under an AdvanceSource rider(1) to the Accelerated Benefit Insured.
Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
No-lapse Guarantee (NLG). The no-lapse guarantee provides that during the NLG period (the later of the Insured’s Attained Insurance Age 75 Policy Anniversary or 10 years) that the policy will not lapse even if the Cash Surrender Value is insufficient to pay the monthly deduction as long as required premiums have been paid.
Example:
John Doe purchases a policy with a $300,000 Specified Amount. At the beginning of each year, John pays premium greater than or equal to the annual NLG premium. In year 5, his Cash Surrender Value is not enough to cover his monthly deductions due to unfavorable market performance. Since the sum of all premiums paid, minus any Partial Surrenders and Partial Surrender charges, and minus any Indebtedness is at least equal to the total required No-Lapse Guarantee Premium, the NLG remains in force and the policy does not Lapse.
Fixed Loan. This feature allows you to borrow up to 90% of the Policy Value less Surrender Charges. When a fixed loan is taken or fixed loan interest is payable, an amount equal to the loan or loan interest will be transferred from the Subaccounts,Fixed Account and/or Indexed Account(s) to the Loan Collateral Account where it earns a fixed interest rate.
Example:
John Doe purchases a policy with a $400,000 Specified Amount. In year 6, the Cash Surrender Value has grown to $20,000 and he elects to take a fixed loan of $10,000. The loaned amount is then transferred from the Subaccounts,Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Loan amounts in the Loan Collateral Account are credited with interest at 1%. John’s loan balance is charged 3% until policy year 10, then 1% for the remaining years (the loan interest rate charged could be up to 1.25% in years 11+). If John were to elect to repay the loan, his beneficiaries would receive the full amount of the death benefit upon his death. If John were to elect to not repay the loan, a portion of his death benefit would be used to pay off the loan, including any accrued interest, and the remainder would go to his beneficiaries.
Indexed Loan. This feature allows you to borrow up to the lesser of 90% of the Policy Value less Surrender Charges or the sum of the value in the Indexed Account(s). This loan type keeps the Policy Value backing the loan in the Indexed Account(s) allowing for the potential to earn a higher interest rate than that in the Loan Collateral Account. To ensure there continues to be enough Policy Value in the Indexed Accounts to serve as loan collateral, there will be transfers of Policy Value or changes to Segment maturity reallocations to Indexed Loan Base Account for the following situations:
•
If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

32 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

•
If, on any Indexed Account Segment Maturity Date, the amount of Indebtedness exceeds the Policy Value in the Eligible Accounts, we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the Eligible Account(s).
Example of initial Indexed Loan taken:
John Doe purchases a policy with a $400,000 Specified Amount. In year 6, the Cash Surrender Value has grown to $20,000 with $15,000 of that Policy Value in the Indexed Accounts. He elects to take an indexed loan of $10,000. There is no transfer of value from the Subaccounts, the Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Instead,Policy Value in the Indexed Account(s) is used as collateral for the loan and earns the same interest as the Indexed Account(s), while the loan balance could be charged up to 8% in all policy years. If John were to elect to repay the loan, his beneficiaries would receive the full amount of the death benefit upon his death. If John were to elect to not repay the loan, a portion of his death benefit would be used to pay off the loan, including any accrued interest, and the remainder would to go his beneficiaries.
Example of a transfer of Policy Value to the Indexed Loan Base Account on a Policy Anniversary:
On the 10th Policy Anniversary, loan interest of $1,000 becomes due on John’s loan and is not paid. As a result, the loan interest is added to the current loan and increases Indebtedness from $15,000 to $16,000. The Policy Value at this point of time is $21,000 and is in the following accounts:
Account	Value
S&P 500 Index 1-year point-to-point Indexed Account	$11,000
S&P 500 Index 2-year point-to point Indexed Account	$4,500
Subaccounts	$5,500
Since the amount of Indebtedness (including the loan interest that becomes due and not paid) of $16,000 is greater than the sum of the Policy Value in the Indexed Accounts of $15,500 (value of the S&P 500 1-year point-to-point Indexed Account plus the value of the S&P 500 2-year point-to-point Indexed Account), there will be a transfer of Policy Value from the Subaccounts to the Indexed Loan Base Account which is currently the S&P 500 Index 1-year point-to-point Indexed Account.
The amount to be transferred from the Subaccounts to the Indexed Loan Base Account is the amount of outstanding Indebtedness less the sum of the value of the Indexed Accounts:
$16,000 - $15,500 = $500
The Policy Value in the accounts after the transfer are as following:
Account	Value after Transfer of Policy Value
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,000 +$500 = $11,500
S&P 500 Index 2-year point-to point Indexed Account	$4,500 + $0 = $4,500
Subaccounts	$5,500 - $500 = $5,000
Example of a change in the reallocation of Segment maturity value to the Indexed Loan Base Account:
A Segment of the S&P 500 Index 2-year point-to point Indexed Account has reached its Segment Maturity Date with a Segment maturity value of $2,000. The Segment reallocation percentage is set to reallocate 100% of the Segment maturity value to the S&P 500 Index 2-year point-to point Indexed Account.
At this point in time, outstanding Indebtedness is $16,000 and the Policy Value of $21,000 is in the following accounts:
Account	Value
Eligible Account
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,500
Ineligible Accounts
S&P 500 Index 2-year point-to point Indexed Account	$4,500
Subaccounts	$5,000

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 33

Since the amount of Indebtedness of $16,000 exceeds the Policy Value in the Eligible Account of $11,500, instead of reallocating 100% of the Segment maturity value to the S&P 500 Index 2-year point-to point Indexed Account as per the Segment reallocation percentage, it will be reallocated to the Indexed Loan Base Account which is the S&P 500 Index 1-year point-to-point Indexed Account.
The Policy Value in the accounts after the Segment maturity reallocation are as following:
Account	Value after Segment Maturity Reallocation
Eligible Account
S&P 500 Index 1-year point-to-point Indexed Account (the Indexed Loan Base Account)	$11,500 + $2,000 = $13,500
Ineligible Accounts
S&P 500 Index 2-year point-to point Indexed Account	$4,500 - $2,000 = $2,500
Subaccounts	$5,000 + $0 = $5,000
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value to one or more of the Subaccounts and/or one or more of the Indexed Accounts. Only one account can be used as the source of funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
The example below illustrates how an automated transfer arrangement works.
John Doe purchases a base policy. He makes a one-time premium payment at issue of $120,000 and allocates it all to the Fixed Account. He sets up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two Subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.
Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:

34 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Special Dollar-Cost Averaging (SDCA): Under an SDCA arrangement, you may allocate SDCA allocations to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
An SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value, nor will it protect against a decline in Policy Value if market prices fall. Because this strategy involves continuous investing, your success with SDCA will depend upon your willingness to continue to invest regularly through periods of low-price levels. For further information regarding SDCA, see “Special Dollar-Cost Averaging”.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.
Example:
Jane Doe purchases a base policy and requests quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Fixed Account		$50,000		$50,000

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 35

Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Indexed Account #1		$50,000		$50,000
Subaccount #1	50%	$120,000	-$20,000	$100,000
Subaccount #2	25%	$45,000	+$5,000	$50,000
Subaccount #3	25%	$35,000	+15,000	$50,000
Total Policy Value		$300,000		$300,000
Minimum Initial Premium Guarantee,No Lapse Guarantee. For additional information about these standard benefits, please see the corresponding headings under “Keeping the Policy in Force.”
Policy Value Credit. We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under the policy data section of the policy. The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made. We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.
Example:
Jane Doe purchases a base policy with a $500,000 Specified amount. The current policy value credit is an annual rate of 0.30% applied quarterly in policy years 11 and later. On the 12th Policy Anniversary the Policy Value is $60,000 and outstanding Indebtedness is $10,000. A Policy Value Credit of ($60,000 - $10,000) x 0.30% / 4 = $37.50 is applied to the policy and allocated to the Fixed Account, Indexed Account(s) and Subaccounts according to the premium allocations in effect.
Changes to the Policies
We reserve the right to do any of the following:
•
make any changes necessary to maintain the status of the policy as life insurance under the Code;
•
make other changes required under federal or state law relating to life insurance;
•
suspend or discontinue sale of the policies; and
•
comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.

36 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Buying the Policy
Premiums
Payment of premiums: An initial premium equal to the monthly premium required to keep the Minimum Initial Premium Guarantee in effect is required to be paid on or before the Policy Date and must be received by us before the policy can become effective. No insurance will take effect until this amount is paid. Additionally, in applying for your policy you decide how much you intend to pay and how often you will make future payments.  During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premium in effect in order to keep the policy in force. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
To determine the amount of Scheduled Premium, you may consider a number of factors including, but not limited to:
•
the Specified Amount;
•
the Insured’s sex (unless unisex rates are required by law);
•
the Insured’s issue age;
•
the Insured’s Risk Classification;
•
premium frequency; and
•
the death benefit option.
You may schedule payments annually, semiannually, quarterly or monthly. (We must approve payment at any other interval.) The Scheduled Premium you have chosen is shown under Policy Data in the policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value,Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured's Attained Insurance Age 120.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Accountand we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive Notice of Claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the Fixed Account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the Insured’s Attained Insurance Age120 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.
Additional premiums: We credit additional premiums you make to your accounts on the Valuation Date we receive them. If we receive an additional premium at our Service Center before the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the Valuation Date we received the premium. If we receive an additional premium at our Service Center at or after the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the next Valuation Date after we received the premium.

How Your Policy Can Lapse
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the Minimum Initial Premium Guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due during the grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have an AdvanceSource rider(1) on your policy and the AdvanceSource rider terminates at the end of the grace period while the Accelerated Benefit Insured is a Chronically Ill Individual, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Those conditions are listed in the rider. The reinstated rider will not provide Monthly Benefit Payments during the period of Lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the Accelerated Benefit Insured’s request.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•
a written request;
•
evidence satisfactory to us that the Insured remains insurable;
•
payment of the premium we specify; and
•
payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. The suicide period (see “Proceeds Payable Upon Death”) will apply from the effective date of reinstatement.Surrender Charges will return to what they would have been if the policy had not Lapsed.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

Making Withdrawals: Accessing the Money in Your Policy
You may cancel the policy, otherwise known as a Full Surrender, while it is in force and receive its Cash Surrender Value or take a Partial Surrender out of your policy. The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges.Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). If you surrender your policy, you receive its Cash Surrender Value and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
A Partial Surrender will reduce the Policy Value and the death benefit and may terminate the NLG and Minimum Initial Premium Guarantee. Additionally, for Option 1 policies,Partial Surrender will reduce the Specified Amount.Partial Surrenders are available within certain limits and will be assessed a processing fee at the time of the the Partial Surrender. After the first policy year, you may take a Partial Surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value.Partial Surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make Partial Surrenders from the Fixed Account(not including the Fixed Account Value that is part of an SDCA arrangement) and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness and any value that is part of an SDCA arrangement, and the Subaccounts are exhausted, the Partial Surrender will be made from the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the Partial Surrender will be taken from the Indexed Accounts.
Surrender Charges are assessed at the time of a Full Surrender, or if the policy Lapses, during the first ten years and for ten years after an increase in the Specified Amount.Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and makes premium payments of $9,000 in the first policy year and an additional $10,000 in the third policy year. At the beginning of the second policy year, the Policy Value is $8,800 and the Surrender Charge is $9,257. If she decides to do a Full Surrender, the Proceeds would be $0 which is the $8,800 Policy Value minus the $9,257 Surrender Charge. At the beginning of the eighth policy year, the Policy Value is $19,500 and the Surrender Charge is $5,235.42. If she decides to do a Full Surrender, the Proceeds would be $14,264.58 which is the $19,500 Policy Value minus the $5,235.42 Surrender Charge.
You may take a full or a Partial Surrender by written request. We may, but are not required to, accept a full or Partial Surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Loans also provide access to the Policy Value without the charges and possible taxes associated with a Full or Partial Surrender. Outstanding Indebtedness reduces the policy Cash Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The Proceeds payable upon death of the Insured are reduced by Indebtedness. A loan may also cause the NLG or Minimum Initial Guarantee to terminate. The following two loan types are available. Only one loan type can be in effect at any time.
•
Fixed Loans: When a fixed loan is taken or fixed loan interest is payable, an amount equal to the loan or loan interest will be transferred from the Subaccounts, Fixed Account and/or Indexed Account(s) to the Loan Collateral Account where it earns a fixed interest rate. The minimum fixed loan amount is $500.The maximum fixed loan amount is up to 90% of the Policy Value less Surrender Charges.
•
Indexed Loans: When an indexed loan is taken there is no transfer of Policy Value from the Subaccounts, the Fixed Account and/or Indexed Account(s) to the Loan Collateral Account. Instead, Policy Value in the Indexed Accounts is used as collateral for the loan and earns the applicable indexed interest. However, to ensure there continues to be enough Policy Value in the Indexed Accounts to serve as loan collateral, there will be transfers of Policy Value or changes to Segment maturity reallocations to the Indexed Loan Base Account for the following situations:

•
If, on any Policy Anniversary, outstanding Indebtedness is greater than the sum of the Policy Value in the Indexed Account(s), we will transfer Policy Value from the Fixed Account and Subaccounts to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the sum of the value of the Indexed Account(s).
•
If, on any Indexed Account Segment Maturity Date, the amount of Indebtedness exceeds the Policy Value in the Eligible Accounts, we will transfer a portion of the Segment maturity value due to be reallocated to the Ineligible Account(s) to the Indexed Loan Base Account. The maximum amount that would be transferred is the amount of outstanding Indebtedness less the Policy Value in the Eligible Account(s).
Any transfers due to loans are not subject to the policy’s minimum transfer amounts and do not count towards the maximum number of transfers per year from the Subaccounts.
The minimum indexed loan amount is $500. The maximum indexed loan amount is the lesser of:
1) 90% of the policy value less surrender charges or
2) the sum of the value of the Indexed Account(s).
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
Accessing the money in your policy through a loan or surrender can impact when or if indexed interest is credited on Policy Value in Segments of Indexed Accounts at the time of the loan or surrender. Any withdrawals due to Partial Surrenders or Policy Value transfers due to a loan from a Segment of an Indexed Account prior to the Segment Maturity Date will receive a proportional amount of indexed interest for the number of full months the surrender or loan transfer amount was in the Segment. Indexed interested credited to these amounts will be included in the indexed interest credit on the Segment Maturity Date and not when the Partial Surrender or loan transfer occurs. Any Policy Value in the Segment of an Indexed Account at the time of a Full Surrender will not receive any indexed interest unless the Full Surrender occurs on the Segment Maturity Date.

Additional Information About Fees
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your Policy Data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy or transfer cash value between investment options.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)(a)	When you pay premium.	4% of each premium payment.

Premium Taxes	When you pay premium as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Maximum Deferred Sales Charge (Load)(b)
When you surrender your
policy for its full Cash
Surrender Value, or the policy
Lapses, during the first ten
years and for ten years after
requesting an increase in the
Specified Amount. These
rates grade down over
10 years to zero.
Initial Rate per $1,000 of initial Specified Amount:
Minimum: $11.13 — Female, Standard Nontobacco, Insurance Age 0.
Maximum: $57.00 — Male, Standard Tobacco, Insurance Age 63.
Representative Insured: $12.03 — Female, Preferred Nontobacco, Insurance Age 45.

Other Surrender Fees(c)	When you surrender part of the value of your policy.	The lesser of:
•$25; or
•2% of the amount surrendered.

Transfer Fees	N/A	N/A

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and Proceeds are sent by express mail or electronic fund transfer.	•$30 — United States.
•$35 — International.

Interest Rate on Loans (d)	Charged daily and due at the end of the policy year.	Fixed Loans •3 % for policy years 1-10;1% for policy years 11+.
Indexed Loans •Maximum of 8% for all policy years.

(a)
We call this the premium expense charge in other places in this prospectus.
(b)
We call this a Surrender Charge in other places in this prospectus, and it decreases monthly until it reaches $0 at the end of year 10. This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(c)
We call this the partial Surrender Charge in other places in this prospectus.
(d)
The fixed loan interest rate charged is offset by the minimum guaranteed rate of interest rate of 1% earned on the Loan Collateral Account. The indexed loan interest rate charged is offset by any indexed interest credited to the Policy Value in the Indexed Accounts backing the loan, which could be as low as 0%.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 41

Transaction Fees (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.
•For that part of the accelerated benefit which does not
exceed Policy Value available for a fixed loan when an
accelerated benefit is requested, we will charge the
policy’s Guaranteed Fixed Loan Interest Rate shown
under Policy Data which is currently 3% for policy years
1-10 and 1.25% for policy years 11+.

•For that part of the accelerated benefit which exceeds Policy Value available for a fixed loan when the accelerated benefit is requested, the greatest of:
•the current yield on 90-day Treasury bills, or
•the current maximum statutory adjustable policy loan interest rate, or
•the policy’s Guaranteed Fixed Loan Interest Rate shown under Policy Data which is currently 3% for policy years 1-10 and 1.25% for policy years 11+.

Overloan Protection Benefit (OPB)	Upon exercise of the benefit.	3% of the Policy Value

42 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Annual Fund Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charge (also referred to as policy fee)	Monthly.	$10.00 per month for initial Specified Amounts below $1,000,000; and
$0 per month for initial Specified Amounts of $1,000,000 and above.

Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.005 — Female, Standard Nontobacco, Insurance Age 0,Duration5.
Maximum: $57.6325 — Male, Standard Tobacco, Insurance Age 85,Duration28.

Representative Insured: $0.0275 -- Female, $500,000 Specified Amount, Preferred Nontobacco, Insurance Age 45,Duration1.

Administrative Charge(a)	Monthly.	Monthly Rate per $1,000 of initial Specified Amount:
Minimum: $0.088 — Female, Standard Nontobacco, Insurance Age 4,Durations 1-10.
Maximum: $2.605 — Male, Standard Tobacco, Insurance Age 85, Durations 1-10.

Representative Insured: $0.185 Female, Preferred Nontobacco, Insurance Age 45,Durations 1-10.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Mortality and Expense Risk Charge	Monthly.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Optional Benefit Charges:

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial ADB Specified Amount:
Minimum: $0.04 — Female, Standard Nontobacco,Attained Insurance Age5.
Maximum: $0.16 — Male, Standard Tobacco,Attained Insurance Age69.

Representative Insured: $0.04 — Female, Preferred Nontobacco,Attained Insurance Age45.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $0.58.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment values corresponding to that Indexed Account as of the Monthly Date.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 43

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00692 — Female, Nontobacco,Attained Insurance Age20.
Maximum: $0.34212 — Male, Standard Tobacco,Attained Insurance Age59.

Representative Insured: $0.0401 — Female, Preferred Nontobacco,Attained Insurance Age45.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $0.03206 — Male, Nontobacco,Attained Insurance Age20.
Maximum: $0.40219 — Female, Standard Tobacco,Attained Insurance Age59.

Representative Insured: $0.09087 — Female, Preferred Nontobacco,Attained Insurance Age45.

AdvanceSource® Accelerated Benefit Rider for Long-Term Care (ASR-LTC)(a)(b)(c)	Monthly.	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025, Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 2% Monthly Benefit Percent.
Maximum: $19.2425, Female, Standard Tobacco, Insurance Age 20, Duration 100, 4% Monthly Benefit Percent.

Representative Insured: $0.0050, Female, Preferred Nontobacco, Insurance Age 45, Duration 1, 2% Monthly Benefit Percent.

AdvanceSource® Accelerated Benefit Rider for Chronic Illness (ASR-CI)(a)(b)(d)	Monthly.	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025 – Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 1% Monthly Benefit Percent.
Maximum: $33.8875 – Female, Standard Tobacco, Insurance Age 20, Duration 100, 3% Monthly Benefit Percent.

Representative Insured: $0.0050, Female, Preferred Nontobacco, Insurance Age 45, Duration 1, 2% Monthly Benefit Percent.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex. Risk Classification, issue age, Duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(c)
This rider is only available for polices purchased under the Option 1 or Option 2 death benefits.
(d)
This rider is only available for polices purchased under the Option 1 death benefit.

44 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.0325 — Male, Nontobacco, Insurance Age 85.
Maximum: $0.0629 — Female, Tobacco, Insurance Ages 35-55.

Representative Insured: $0.0538 — Female, Nontobacco, Insurance Age 45.

Accelerated Benefit Rider for Terminal Illness Charge (ABRTI)	Upon payment of Accelerated Benefit.
In AL, if the Accelerated Benefit payment is $25,000 or
greater, the fee will be $250. For Accelerated Benefit
payments less than $25,000, the fee will be 1% of the
Accelerated Benefit payment. In FL, the fee is $100 per
Accelerated Benefit payment. For all other states, the fee
will be $250. The maximum aggregate charge for all
Accelerated Benefits advanced is $500.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 45

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds(1) that you may pay periodically during the time that you own the policy. A complete list of Funds available under the policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.25	1.32
(1)
Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contractowner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and SAI.

46 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Appendix A:Funds Available Under the Policy
The following is a list of funds available under the policy. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital	AB VPS Large Cap Growth Portfolio (Class A) AllianceBernstein L.P.	0.65%	25.26%	16.16%	15.96%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.92%	19.07%	6.85%	8.93%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS/Alerian Energy Infrastructure Portfolio: Class I ALPS Advisors, Inc.	0.95%[1]	41.03%	14.55%	5.45%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class I) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited and BlackRock International Limited, sub-advisers.	0.77%[1]	9.23%	6.01%	5.59%
Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity.	Calvert VP SRI Balanced Portfolio - Class I Calvert Research and Management	0.64%	19.61%	9.41%	8.41%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%	14.56%	5.05%	9.42%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%[1]	7.24%	5.97%	9.27%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 47

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%[1]	23.43%	9.89%	15.08%
Seeks to provide shareholders with high total return through income and growth of capital.	Columbia Variable Portfolio - Corporate Bond Fund (Class 1) (previously Columbia Variable Portfolio - Global Strategic Income Fund (Class 1)) Columbia Management Investment Advisers, LLC	0.47%[1]	3.35%	(0.55%)	0.88%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.67%	26.06%	8.42%	14.06%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Columbia Management Investment Advisers, LLC	0.73%[1]	15.42%	6.25%	8.89%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%[1]	6.39%	(0.45%)	0.72%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 1) Columbia Management Investment Advisers, LLC	1.09%[1]	5.68%	(8.10%)	(0.76%)
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 1) Columbia Management Investment Advisers, LLC	0.36%[1]	4.97%	3.63%	2.23%
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	7.04%	2.42%	3.77%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	5.90%	2.06%	3.30%

48 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.52%	1.97%	(3.47%)	0.20%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.72%	31.33%	8.86%	17.48%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 1) Columbia Management Investment Advisers, LLC	0.25%	24.70%	8.65%	14.21%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1) Columbia Management Investment Advisers, LLC	0.41%[1]	4.75%	1.69%	2.06%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.47%[1]	(4.14%)	(9.43%)	(3.36%)
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.79%	3.45%	0.69%	4.14%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%	12.86%	5.30%	9.57%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	23.68%	2.32%	11.08%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	12.54%	3.98%	9.84%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.85%[1]	13.97%	3.21%	9.47%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1) Columbia Management Investment Advisers, LLC	0.93%[1]	26.91%	7.98%	20.67%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%[1]	4.70%	0.59%	2.11%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 49

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Columbia Management Investment Advisers, LLC	0.46%	1.57%	(2.68%)	(0.82%)
Seeks to provide shareholders with a high level of current income.	CTIVP® - American Century Diversified Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.50%	1.77%	(3.08%)	(0.15%)
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.62%[1]	(0.92%)	(5.24%)	(0.55%)
Seeks to provide shareholders with current income and capital appreciation.	CTIVP® - CenterSquare Real Estate Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	0.82%	10.34%	(1.61%)	5.09%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) (on or about June 1, 2025 to be known as CTIVP® - Principal Large Cap Growth Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.69%	21.42%	6.85%	13.79%
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP® - T. Rowe Price Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.70%	11.94%	5.25%	8.44%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP® - TCW Core Plus Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.49%	0.75%	(2.89%)	(0.29%)
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.82%	9.90%	5.51%	10.86%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Wellington Large Cap Value Fund (Class 1) (previously CTIVP® - MFS® Value Fund (Class 1)) Columbia Management Investment Advisers, LLC, adviser; Wellington Management Company LLP, subadviser.	0.62%[1]	11.71%	4.26%	8.04%

50 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.82%[1]	17.49%	3.13%	10.30%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Select Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.69%	27.50%	(0.52%)	10.67%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	CVT EAFE International Index Portfolio - Class I Calvert Research and Management	0.48%[1]	3.14%	4.39%	4.82%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	CVT Nasdaq 100 Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.48%[1]	25.20%	19.59%	17.92%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	CVT Russell 2000® Small Cap Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.39%[1]	11.23%	7.14%	7.47%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class A2 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	0.88%	5.64%	4.36%	3.17%
Seeks high level of current income.	Eaton Vance VT Floating-Rate Income Fund - Institutional Class Eaton Vance Management	0.63%	8.34%	4.82%	4.45%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.56%	33.79%	17.04%	13.62%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 51

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital appreciation.	Fidelity® VIP Emerging Markets Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.88%	10.04%	4.35%	6.05%
Seeks capital appreciation.	Fidelity® VIP Energy Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.60%	4.30%	12.41%	4.45%
Seeks to provide capital growth.	Fidelity® VIP Growth Opportunities Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	38.89%	18.76%	18.22%
Seeks as high level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.38%	1.79%	0.46%	1.93%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.57%	17.49%	11.34%	9.21%

52 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.64%	6.08%	2.81%	3.60%
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 1 Franklin Advisers, Inc.	0.47%[1]	7.46%	5.55%	5.53%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.65%[1]	12.01%	8.63%	8.44%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares[3] Invesco Advisers, Inc.	0.81%[1]	3.76%	2.75%	3.83%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series I Shares Invesco Advisers, Inc.	0.86%	12.69%	10.49%	9.00%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.97%	34.27%	14.65%	14.39%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.62%	15.43%	8.33%	8.66%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.57%[1]	1.96%	0.34%	1.62%
Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC Lord, Abbett & Co LLC	0.99%	6.72%	1.90%	3.73%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 53

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Mid Cap Value Fund, Standard Class II incoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.86%[1]	8.73%	7.29%	8.03%
Seeks long-term capital growth. Income is a secondary objective.	LVIP American Century Value Fund, Standard Class II incoln Financial Investments Corporation, investment adviser; American Century Investment Management, Inc., investment sub-adviser.	0.71%[1]	9.48%	8.59%	8.18%
Seeks to provide total return.	Macquarie VIP Asset Strategy Series - Standard Class Ivy Investment Management Company	0.60%[1]	12.75%	6.83%	-
Seeks long-term capital growth.	Macquarie VIP International Core Equity Series - Standard Class[4] Delaware Management Company, adviser; Macquarie Funds Management HK Ltd., Macquarie Investment Management Global Limited, subadvisers.	0.86%[1]	-	-	-
Seeks total return.	MFS® Global Real Estate Portfolio - Initial Class Massachusetts Financial Services Company	0.90%[1]	(2.69%)	0.91%	4.72%
Seeks capital appreciation.	MFS® International Growth Portfolio - Initial Class Massachusetts Financial Services Company	0.88%[1]	9.00%	6.12%	7.83%
Seeks total return.	MFS® Utilities Series - Initial Class Massachusetts Financial Services Company	0.79%[1]	11.66%	5.88%	6.29%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Institutional Class Pacific Investment Management Company LLC (PIMCO)	0.64%	2.69%	0.12%	1.69%
Seeks to provide shareholders with long-term capital appreciation.	Putnam VT Global Health Care Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers-Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.73%	1.70%	8.20%	7.92%
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor. Sub-advisers- Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and The Putnam Advisory Company, LLC	0.82%	5.44%	7.08%	5.72%

54 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks capital growth and current income.	Putnam VT Large Cap Value Fund - Class IA Shares Putnam Investment Management, LLC, investment advisor; Sub-advisers- Franklin Advisers, Inc. and Franklin Templeton Investment Management Limited	0.55%	19.46%	12.73%	11.16%
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.79%	13.49%	3.03%	7.91%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.62%[1]	4.69%	(1.22%)	1.70%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.76%	12.25%	1.37%	5.45%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.73%	9.72%	0.43%	4.08%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.72%	9.00%	1.04%	4.99%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.76%	11.28%	1.94%	6.39%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.69%	6.72%	(0.20%)	3.23%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.48%	2.25%	(1.95%)	0.16%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.68%	23.44%	8.36%	14.03%

RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus 55

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	0.82%	5.86%	0.10%	4.83%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 1) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	0.81%[1]	(1.17%)	(5.97%)	2.44%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	0.80%[1]	4.62%	2.76%	3.13%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Allspring Global Investments, LLC, subadvisers.	0.85%[1]	19.04%	(3.22%)	6.38%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.84%[1]	7.96%	1.54%	6.24%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	17.42%	3.87%	6.39%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.68%	13.44%	2.32%	4.82%
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class I Franklin Templeton Fund Adviser, LLC, adviser; Western Asset Management Company, LLC, subadviser.	0.81%	7.06%	2.06%	3.71%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”
4
The Fund is new and no returns are available for 1, 5 or 10 years as of 12/31/24.

56 RiverSource Variable Universal Life 6 Insurance v3 — Summary Prospectus

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We have filed with the Securities and Exchange Commission a prospectus and a Statement of Additional Information (SAI) that include additional information about RiverSource Survivorship Universal Life Insurance and RiverSource Variable Life Separate Account. The prospectus and SAI are dated the same date as this summary prospectus and are available free of charge. To request a copy of either document, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The prospectus and other information about the policy is available online at riversource.com/lifeinsurance.
Edgar Contract Identifer: C000206154
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2025 RiverSource Life Insurance Company. All rights reserved.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
ISP9117_12_D01_(05/25)